Exhibit 99.1

XO Group Reports Second Quarter 2017 Financial Results;

- Total revenue grew 9.1% in the second quarter

- Transactions revenue increased 27% and local online advertising revenue increased 14% in the second quarter

- GAAP EPS were $0.06, non-GAAP EPS were $0.11 in the second quarter

- Company to host Analyst Meeting on September 27, 2017

- Conference Call Monday, July 31, 2017 at 8:00 a.m. ET, Dial-In (877) 201-0168 (ID# 51080589)

NEW YORK, July 31, 2017 - XO Group Inc. (the “Company”) (NYSE: XOXO, xogroupinc.com), today reported financial results for the three and six months ended June 30, 2017.

Total revenue for the second quarter of 2017 was $42.2 million, up 9% as compared to the same period in the prior year and the Adjusted EBITDA margin was 19%. GAAP net income for the quarter was $1.4 million or $0.06 per diluted share compared to diluted earnings per share of $0.15 in the same period in the prior year. Non-GAAP net income was $2.7 million or $0.11 per diluted share. The Company’s balance sheet at June 30, 2017 reflected cash and cash equivalents of $98.4 million compared to $105.7 million at December 31, 2016. The Company repurchased and retired shares of its common stock for an aggregate price of $8.2 million during the quarter as part of the Company’s previously announced repurchase program.

"We continue to develop great products that our couples love while delivering distinct value to our business partners.  I am pleased to report another quarter of robust growth in our transactions business and our highest year-over-year quarterly growth rate in local online since the first quarter of 2016," said Mike Steib, Chief Executive Officer.

XO's Management Team will welcome Analysts and Investors at an Analyst Breakfast and Meeting on September 27th.  More details to come.

Long-Term Financial Targets

The Company's long-term financial targets are double digit revenue growth rates and gross margins of approximately 90-95%, yielding adjusted EBITDA margins of 20%.

XO GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net revenue:
National online advertising	$9,746	$9,566	$18,674	$18,224
Local online advertising	18,991	16,652	37,426	34,831
Total online advertising	28,737	26,218	56,099	53,055
Transactions	8,190	6,431	13,152	10,635
Publishing and other	5,299	6,059	8,735	10,687
Total net revenue	42,226	38,708	77,986	74,377
Cost of revenue:
Online advertising	919	684	1,850	1,299
Publishing and other	1,867	2,072	2,845	3,182
Total cost of revenue	2,786	2,756	4,695	4,481
Gross profit	39,440	35,952	73,291	69,896
Operating expenses:
Product and content development	11,914	10,814	23,655	21,659
Sales and marketing	14,030	11,513	27,531	23,074
General and administrative	7,961	5,833	15,262	12,183
Depreciation and amortization	2,011	1,641	3,669	3,235
Total operating expenses	35,917	29,801	70,117	60,151
Income from operations	3,524	6,151	3,174	9,745
Loss in equity interests	(1,054)	(37)	(1,171)	(181)
Interest and other income / (expense), net	105	(18)	198	(19)
Income before income taxes	2,575	6,096	2,201	9,545
Income tax expense	1,134	2,331	448	2,755
Net income	$1,441	$3,765	$1,753	$6,790

Net income per share:
Basic	$0.06	$0.15	$0.07	$0.27
Diluted	$0.06	$0.15	$0.07	$0.26
Weighted average number of shares used in calculating net earnings per share:
Basic	24,958	25,393	25,154	25,328
Dilutive effect of:
Restricted stock	191	260	280	291
Employee Stock Purchase Plan	2	3	2	1
Options	31	21	33	17
Diluted	25,182	25,677	25,469	25,637

XO GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	June 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$98,391	$105,703
Accounts receivable, net	18,548	20,182
Prepaid expenses and other current assets	8,018	5,247
Total current assets	124,957	131,132
Long-term restricted cash	1,181	1,181
Property and equipment, net	10,912	12,130
Intangibles assets, net	3,738	4,154
Goodwill	48,678	48,678
Deferred tax assets, net	9,757	9,918
Investments	1,514	2,685
Other assets	187	308
Total assets	$200,924	$210,186
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued compensation and employee benefits	$4,670	$6,164
Accounts payable and accrued expenses	7,479	7,515
Deferred revenue	18,381	16,752
Total current liabilities	30,530	30,431
Deferred rent	3,423	3,720
Other liabilities	1,192	1,485
Total liabilities	35,145	35,636
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized and zero shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized and 25,697,045 and 26,304,925 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	258	264
Additional paid-in-capital	177,256	178,959
Accumulated deficit	(11,735)	(4,673)
Total stockholders’ equity	165,779	174,550
Total liabilities and stockholders’ equity	$200,924	$210,186

XO GROUP INC.

NON-GAAP RECONCILIATION TABLE

For the Three Months Ended June 30, 2017 and 2016

(In Thousands, Except for Per Share Data)

(Unaudited)

	Adjusted Net Income Reconciliation Three Months Ended June 30,
	2017				2016
	As Reported	Adjustments		Non GAAP	As Reported	Adjustments	Non GAAP

Net revenue	$42,226	$—		$42,226	$38,708	$—	$38,708
Cost of revenue	2,786	—		2,786	2,756	—	2,756
Operating expenses
Product and content development	11,914	—		11,914	10,814	—	10,814
Sales and marketing	14,030	—		14,030	11,513	—	11,513
General and administrative	7,961	200	(a)	7,761	5,833	—	5,833
Depreciation and amortization	2,011	—		2,011	1,641	—	1,641
Total operating expenses	35,916	200		35,716	29,801	—	29,801

Income from operations	3,524	200		3,724	6,151	—	6,151

Interest and other income/(expense), net	105	—		105	(18)	—	(18)
Loss in equity interests	(1,054)	1,032	(a)	(22)	(37)	—	(37)
Income tax expense	1,134	—		1,134	2,331	—	2,331
Net income	$1,441	$1,232		$2,673	$3,765	$—	$3,765
Net income per share - diluted	$0.06	$0.05		$0.11	$0.15	$—	$0.15
Weighted average number of shares outstanding - diluted	25,182			25,182	25,677		25,677

	Adjusted EBITDA Reconciliation
	Three Months Ended June 30,
	2017	2016
Income from operations	$3,524	$6,151
Depreciation and amortization	2,011	1,641
Stock-based compensation	2,142	1,988
Bad debt expense (a)	$200	—
Adjusted EBITDA	$7,877	$9,780

	Free Cash Flow Reconciliation
	Three Months Ended June 30,
	2017	2016
Net cash provided by operating activities	$3,625	$7,090
Less: capital expenditures	(911)	(1,264)
Free cash flow	$2,714	$5,826

(a)	Adjusted loss in equity interests excludes the other-than-temporary impairment that reduced the carrying value of our equity investment in Jetaport, Inc. to zero. In addition, adjusted general and administrative operating expenses exclude bad debt expense associated with a loan previously made to Jetaport, Inc.

XO GROUP INC.

NON-GAAP RECONCILIATION TABLE

For the Six Months Ended June 30, 2017 and 2016

(In Thousands, Except for Per Share Data)

(Unaudited)

	Adjusted Net Income Reconciliation
	Six Months Ended June 30,
	2017				2016
	As Reported	Adjustments		Non GAAP	As Reported	Adjustments	Non GAAP

Net revenue	$77,986	$—		$77,986	$74,377	$—	$74,377
Cost of revenue	4,695	—		4,695	4,481	—	4,481
Operating expenses
Product and content development	23,655	—		23,655	21,659	—	21,659
Sales and marketing	27,531	—		27,531	23,074	—	23,074
General and administrative	15,262	200	(a)	15,062	12,183	—	12,183
Depreciation and amortization	3,669	—		3,669	3,235	—	3,235
Total operating expenses	70,117	200		69,917	60,151	—	60,151
Income from operations	3,174	200		3,374	9,745	—	9,745
Interest and other income / (expense), net	198	—		198	(19)	—	(19)
Loss in equity interests	(1,171)	1,032	(a)	(139)	(181)	—	(181)
Income tax expense	448	—		448	2,755	—	2,755
Net income	$1,753	$1,232		$2,985	$6,790	$—	$6,790
Net income per share - diluted	$0.07	$0.05		$0.12	$0.26	$—	$0.26
Weighted average number of shares outstanding - diluted	25,469			25,469	25,637		25,637

	Adjusted EBITDA Reconciliation
	Six Months Ended June 30,
	2017	2016
Income from operations	$3,174	$9,745
Depreciation and amortization	3,669	3,235
Stock-based compensation	4,017	3,644
Bad debt expense (a)	200	—
Adjusted EBITDA	$11,060	$16,624

	Free Cash Flow Reconciliation
	Six Months Ended June 30,
	2017	2016
Net cash provided by operating activities	$9,832	$12,633
Less: capital expenditures	(2,123)	(1,986)
Free cash flow	$7,709	$10,647

(a)	Adjusted loss in equity interests excludes the other-than-temporary impairment that reduced the carrying value of our equity investment in Jetaport, Inc. to zero. In addition, general and administrative operating expenses excludes bad debt expense associated with a loan previously made to Jetaport, Inc.

XO GROUP INC.

SUPPLEMENTAL DATA TABLES (UNAUDITED)

(Unaudited)

TheKnot.com Local Online Advertising Metrics	Q2 2017	Q2 2016
Vendor Count(a)	23,961	24,241
Retention Rate(a)	75.1%	69.7%
Avg. Revenue/Vendor(a)	$2,865	$2,667
Vendor Count at Quarter End	26,124	22,909

(a)	Calculated on a trailing twelve-month basis.

Stock Based Compensation

The Company included total stock-based compensation expense related to all its stock awards in various operating expense categories for the three and six months ended June 30, 2017 and 2016, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(Amounts in Thousands)
Product and content development	$657	$556	$1,154	$961
Sales and marketing	431	438	865	848
General and administrative	1,054	994	1,998	1,835
Total stock-based compensation	$2,142	$1,988	$4,017	$3,644

Conference Call and Replay Information

XO Group Inc. will host a conference call with investors at 8:00 a.m. ET on Monday, July 31, 2017, to discuss its second quarter 2017 financial results. Participants should dial (877) 201-0168 and use Conference ID# 51080589 at least 10 minutes before the call is scheduled to begin. Participants can also access the live broadcast over the internet on the Investor Relations section of the Company's website, accessible at http://ir.xogroupinc.com. To access the webcast, participants should visit XO Group's website at least 15 minutes prior to the conference call in order to download or install any necessary audio software.

A replay of the webcast will also be archived on the Company's website approximately two hours after the conference call ends.

About XO Group Inc.

XO Group Inc.’s (NYSE: XOXO; xogroupinc.com) mission is to help people navigate and truly enjoy life’s biggest moments together. Our multi-platform brands guide couples through transformative life stages - from getting married with The Knot, to moving in together with The Nest, to having a baby with The Bump, and helping bring important celebrations to life with entertainment vendors from GigMasters. The Company is publicly listed on the New York Stock Exchange (NYSE: XOXO) and is headquartered in New York City.

Forward Looking Statements

This release may contain projections or other forward-looking statements regarding future events or our future financial performance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Actual events or results may differ materially from those contained in the estimates, projections or forward-looking statements. It is routine for internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessarily inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next quarter. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation, (i) our operating results may fluctuate, are difficult to predict and could fall below expectations, (ii) our business depends on strong brands, and failing to maintain and enhance our brands would hurt our business, (iii) our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expecting, (iv) if we are unable to continue to develop solutions that generate revenue from advertising and other services delivered to mobile devices, our business could be harmed, (v) we face intense competition in our markets. If we do not continue to innovate and provide products and services that are useful to users, we may not remain competitive, and our revenue and results of operations could be adversely affected, (vi) our businesses could be negatively affected by changes in Internet search engine algorithms and email marketing policies, (vii) our transactions business is dependent on third-party participants, whose lack of performance could adversely affect our results of operations, (viii) fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace, (ix) we may be subject to legal liability associated with providing online services or content, (x) we may be unable to continue to use the domain names that we use in our business, or prevent third parties from acquiring and using domain names that infringe on, are similar to, or otherwise decrease the value of our brand or our trademarks or service marks, and (xi) other factors detailed in documents we file from time to time with the Securities and Exchange Commission. Forward-looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP” or “U.S. GAAP”), including adjusted EBITDA, adjusted net income, adjusted net income per diluted share and free cash flow. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

Management defines its non-GAAP financial measures as follows:

•	Adjusted EBITDA represents GAAP income from operations adjusted to exclude, if applicable: (1) depreciation and amortization, (2) stock-based compensation expense, (3) asset impairment charges, and (4) other items affecting comparability during the period.

•	Adjusted net income represents GAAP net income, adjusted for items that impact comparability for incremental or unusual costs incurred in the current period, which may include: (1) asset impairment charges, (2) executive separation and other severance charges, (3) non-recurring foreign taxes, interest and penalties and (4) costs related to exit activities.

•	Adjusted net income per diluted share represents adjusted net income (as defined above), divided by the diluted weighted-average number of shares outstanding for the period.

•	Free cash flow represents GAAP net cash provided by operations, less capital expenditures.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. However, adjusted EBITDA, adjusted net income, adjusted net income per diluted share and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered substitutes for or superior to net income and net income per diluted share and net cash provided by operating activities as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures is included in this press release.

Contact:

Ivan Marmolejos

Director, Investor Relations

(212) 219-8555 x1004

IR@xogrp.com